UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2021

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complyingwith any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2021 Annual Meeting of Shareholders of the Company held on May 11, 2021, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The shareholders elected each of the twelve nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. Thomas “Tony” K. Brown	378,967,376	3,314,116	1,127,604	90,348,791
1b. Pamela J. Craig	380,029,467	2,183,882	1,195,747	90,348,791
1c. David B. Dillon	378,213,673	4,039,707	1,155,716	90,348,791
1d. Michael L. Eskew	346,669,832	35,600,144	1,139,120	90,348,791
1e. James R. Fitterling	379,398,824	2,868,668	1,141,604	90,348,791
1f. Herbert L. Henkel	367,821,268	14,458,427	1,129,401	90,348,791
1g. Amy E. Hood	378,956,682	3,456,788	995,626	90,348,791
1h. Muhtar Kent	375,975,833	5,893,982	1,539,281	90,348,791
1i. Dambisa F. Moyo	378,527,907	3,600,471	1,280,718	90,348,791
1j. Gregory R. Page	353,403,883	28,858,609	1,146,604	90,348,791
1k. Michael F. Roman	361,311,688	20,238,117	1,859,291	90,348,791
1l. Patricia A. Woertz	378,965,547	3,446,631	996,918	90,348,791

Proposal No. 2 — The shareholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2021.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
443,154,312	29,449,306	1,154,269	N/A

Proposal No. 3 — The shareholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2021 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
346,199,089	34,231,927	2,978,080	90,348,791

Proposal No. 4 — The shareholders approved the amendement and restatement of the Company’s 2016 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
339,514,847	41,400,244	2,494,005	90,348,791

Proposal No.5 — The shareholders did not approve the shareholder proposal on setting target amounts for CEO compensation.*

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
41,238,342	335,035,247	7,135,507	90,348,791

Proposal No.6 — The shareholders did not approve the shareholder proposal on transitioning the Company to a public benefit corporation.*

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
12,650,415	364,679,011	6,079,670	90,348,791

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the shareholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the shareholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

	By:	/s/ Ivan K. Fong

Ivan K. Fong,
Executive Vice President, Chief Legal and Policy Officer & Secretary

Dated: May 13, 2021